UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2006
PLATO LEARNING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20842	36-3660532
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

10801 Nesbitt Avenue South, Bloomington, MN	55437
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Fiscal 2007 Executive Annual Incentive Plan

Item 1.01. Entry into a Material Definitive Agreement.
On December 7, 2006, the Compensation Committee of our Board of Directors approved the Fiscal 2007 Executive Annual Incentive Plan. A description of the plan is attached hereto as Exhibit 10.57.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 10.57	Fiscal 2007 Executive Annual Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLATO LEARNING, INC.
December 13, 2006	By /s/ Laurence L. Betterley
Senior Vice President and
Chief Financial Officer

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